Exhibit 99.1

ICON Leasing Fund Twelve, LLC

Annual Portfolio Overview

2013

Table of Contents

Introduction to Annual Portfolio Overview	1

Investment During the Quarter	1

Investments Following the Quarter	1

Dispositions During the Quarter	2

Dispositions Following the Quarter	3

Portfolio Overview	4

Anticipated Future Proceeds	7

10% Status Report	7

Revolving Line of Credit	8

Performance Analysis	8

Transactions with Related Parties	10

Financial Statements	12

Forward Looking Statements	17

Additional Information	17

ICON Leasing Fund Twelve, LLC

As of June 5, 2014

Introduction to Annual Portfolio Overview

We are pleased to present ICON Leasing Fund Twelve, LLC’s (the “Fund”) Annual Portfolio Overview for the year ended December 31, 2013. References to “we,” “us,” and “our” are references to the Fund, and references to the “Manager” are references to the manager of the Fund, ICON Capital, LLC.

The Fund raised $347,686,947 commencing with its initial offering on May 7, 2007 through the closing of its offering on April 30, 2009.  We entered our liquidation period on May 1, 2014, during which time the loans and leases we own will mature or be sold in the ordinary course of business.

Investment During the Quarter

The Fund made the following investment during the quarter ended December 31, 2013:

Green Field Energy Services, Inc.
Investment Date:	11/26/2013	Collateral:	Oil field service equipment valued at $128,000,000.
Structure:	Loan
Maturity Date:	9/1/2014
Facility Amount:	$15,000,000*
The Fund's Investment:	$7,500,000
*Represents the total facility for ICON equipment funds only.

Investments Following the Quarter

The Fund made the following investments after the quarter ended December 31, 2013:

Blackhawk Mining, LLC
Investment Date:	3/4/2014	Collateral:	Mining equipment acquired for $25,359,000
Structure:	Lease
Expiration Date:	2/28/2018
Purchase Price:	$25,359,000
The Fund's Investment:	$10,760,000

ICON Leasing Fund Twelve, LLC

Investments Following the Quarter (continued)

Siva Global Ships Limited
Investment Dates:	3/28/2014 4/8/2014	Collateral:	Two liquefied petroleum gas tanker vessels acquired for $41,600,000.
Structure:	Lease
Expiration Dates:	3/28/2022 4/8/2022
Purchase Price:	$41,600,000
The Fund's Investment:	$5,877,000

D&T Holdings, LLC
Investment Date:	3/28/2014	Collateral:	Trucks, trailers and other equipment acquired for $12,200,000
Structure:	Lease
Expiration Date:	12/31/2018
Purchase Price:	$12,200,000
The Fund's Investment:	$7,320,000

Dispositions During the Quarter

The Fund disposed of the following investments during the quarter ended December 31, 2013:

Pliant Corporation
Structure:	Lease	Collateral:	Plastic films and flexible packaging manufacturing equipment.
Disposition Date:	10/7/2013
The Fund's Investment:	$5,452,000
Total Proceeds Received:	$9,497,000

Broadview Networks Holdings, Inc.
Structure:	Lease	Collateral:	Telecommunications equipment.
Disposition Date:	12/31/2013
The Fund's Investment:	$1,856,000
Total Proceeds Received:	$2,401,000

ICON Leasing Fund Twelve, LLC

Dispositions During the Quarter (continued)

AET, Inc. Limited
Structure:	Lease	Collateral:	Two Aframax tankers.
Disposition Date:	11/7/2013
The Fund's Investment:	$16,786,000
Total Proceeds Received:	$8,021,000

Dispositions Following the Quarter

The Fund disposed of the following investments after the quarter ended December 31, 2013:

ION Geophysical, Inc.
Structure:	Loan	Collateral:	Analog seismic system equipment.
Disposition Date:	1/31/2014
The Fund's Investment:	$11,000,000
Total Proceeds Received:	$16,011,000

Broadview Networks Holdings, Inc.
Structure:	Lease	Collateral:	Telecommunications equipment.
Disposition Date:	3/31/2014
The Fund's Investment:	$1,954,000
Total Proceeds Received:	$2,510,000

Leighton Holdings, Ltd.
Structure:	Lease	Collateral:	Three pipelay barges.
Disposition Date:	4/3/2014
The Fund's Investment:	$10,240,000
Total Proceeds Received:	$80,881,000

ICON Leasing Fund Twelve, LLC

Dispositions Following the Quarter (continued)

AET, Inc. Limited
Structure:	Lease	Collateral:	Two Aframax vessels.
Disposition Dates:	4/11/2014 05/20/2014
The Fund's Investment:	$1,282,574
Total Proceeds Received:	N/A**
**On April 11, 2014 and May 20, 2014, the Eagle Otome and Eagle Subaru were sold for $7,395,355 and $7,426,925 respectively, resulting in a gain on sale.  As originally contemplated, all proceeds from the sale of the two vessels were used to repay indebtedness incurred in connection with the Fund’s investment in ICON AET Holdings Inc., which also includes two Very Large Crude Carriers currently on charter with AET Inc.

Palmali Holding Company Limited
Structure:	Loan	Collateral:	Two Aframax vessels.
Disposition Date:	4/15/2014
The Fund's Investment:	$9,600,000
Total Proceeds Received:	$15,308,000

Green Field Energy Services, Inc.
Structure:	Loan	Collateral:	Oil field service equipment.
Disposition Date:	3/18/14
The Fund's Investment:	$7,500,000
Total Proceeds Received:	$8,084,000

NTS Communications, Inc.
Structure:	Loan	Collateral:	All of the telecommunications equipment and assets of NTS.
Disposition Date:	6/6/14
The Fund's Investment:	$2,700,000
Total Proceeds Received:	$3,234,000

ICON Leasing Fund Twelve, LLC

Portfolio Overview

As of December 31, 2013, our portfolio consisted of the following investments:

VAS Aero Services, LLC
Structure:	Loan	Collateral:	Aircraft engines and related parts.
Maturity Date:	10/6/2014
Anticipated Future Proceeds:	$1,876,000

Frontier Oilfield Services, Inc.
Structure:	Loan	Collateral:	Saltwater disposal wells and related equipment.
Maturity Date:	2/1/2018
Anticipated Future Proceeds:	$688,000

ION Geophysical, Inc.
Structure:	Loan	Collateral:	Analog seismic system equipment.
Maturity Date:	8/1/2014
Anticipated Future Proceeds:	$1,920,000

AET, Inc. Limited
Structure:	Lease	Collateral:	Two Aframax tankers and two Very Large Crude Carriers.
Expiration Dates:	3/29/2014
	3/29/2021
Anticipated Future Proceeds:	$20,691,000

Vroon Group B.V.
Structure:	Lease	Collateral:	Two handy-size container vessels.
Expiration Date:	4/24/2014
Anticipated Future Proceeds:	$12,672,000***
***Anticipated Future Proceeds for Vroon are based upon current net book value less outstanding indebtedness. Due to volatility in historical ship values and the fact that we are operating the vessels under short-term contracts, the actual proceeds received may vary significantly.

Swiber Holdings Limited
Structure:	Lease	Collateral:	A saturation diving system and a 300-man accommodation and work barge.
Expiration Dates:	6/30/2014 3/23/2017
Anticipated Future Proceeds:	$23,156,000

ICON Leasing Fund Twelve, LLC

Portfolio Overview (continued)

Leighton Holdings Ltd.
Structure:	Lease	Collateral:	Three pipelay barges.
Expiration Dates:	10/27/2017
	1/4/2018
Anticipated Future Proceeds:	$72,404,000

SAExploration, Inc.
Structure:	Loan	Collateral:	Seismic imaging equipment.
Maturity Date:	11/28/2016
Anticipated Future Proceeds:	$5,779,000

NTS Communications, Inc.
Structure:	Loan	Collateral:	All of the telecommunications equipment and assets of NTS.
Maturity Date:	7/1/2017
Anticipated Future Proceeds:	$2,982,000

Lubricating Specialties Company
Structure:	Loan	Collateral:	Liquid storage tanks, blending lines and packaging equipment.
Maturity Date:	8/1/2018
Anticipated Future Proceeds:	$4,322,000

Murray Energy Corporation
Structure:	Lease	Collateral:	Mining equipment.
Expiration Date:	9/30/2015
Anticipated Future Proceeds:	$3,907,000

Cenveo Corporation
Structure:	Loan	Collateral:	Printing, folding and packaging equipment used in the production of commercial envelopes.
Maturity Date:	10/1/2018
Anticipated Future Proceeds:	$6,310,000

ICON Leasing Fund Twelve, LLC

Portfolio Overview (continued)

Magnum Coal Company
Structure:	Lease	Collateral:	A Bucyrus Erie model 1570 Dragline.
Expiration Date:	8/1/2015
Anticipated Future Proceeds:	$7,566,000

Broadview Networks Holdings, Inc.
Structure:	Lease	Collateral:	Telecommunications equipment.
Expiration Date:	3/31/2014
Anticipated Future Proceeds:	$475,000

Jurong Aromatics Corporation Pte. Ltd.
Structure:	Loan	Collateral:	Equipment, plant, and machinery associated with the condensate splitter and aromatics complex located on Jurong Island, Singapore.
Maturity Date:	1/16/2021
Anticipated Future Proceeds:	$21,331,000

Superior Tube Inc.
Structure:	Loan	Collateral:	Equipment and related inventory used in oil field services business.
Maturity Date:	10/1/2017
Anticipated Future Proceeds:	$6,063,000

Palmali Holding Company Limited
Structure:	Loan	Collateral:	Two Aframax tanker vessels.
Maturity Dates:	7/28/2016 9/14/2016
Anticipated Future Proceeds:	$10,206,000

Green Field
Structure:	Loan	Collateral:	Oil field service equipment.
Maturity Date:	9/1/2014
Anticipated Future Proceeds:	$7,497,000

ICON Leasing Fund Twelve, LLC

Anticipated Future Proceeds

As of December 31, 2013, the Fund anticipates future proceeds of up to $223,830,000 from its investments. The total anticipated proceeds including cash represent a value of up to $642.57 per share.

10% Status Report

As of December 31, 2013, the two pipelay barges bareboat chartered to Leighton Holdings Ltd. were the investments in equipment that individually constituted at least 10% of the aggregate purchase price of our investment portfolio.

As of December 31, 2013, the pipelay barges had either forty-one and forty-five monthly payments remaining. To the best of our Manager’s knowledge, the barges remained seaworthy, were maintained in accordance with commercial marine standards and with applicable laws and the regulations of the governing shipping registry as required under the bareboat charters. On April 3, 2014 following an arbitration proceeding held in February 2014, Leighton purchased the pipelay barges.

Revolving Line of Credit

On May 10, 2011, the Fund entered into an agreement with California Bank & Trust (“CB&T”) for a revolving line of credit of up to $10,000,000 (the “Facility”), which is secured by all of the Fund’s assets not subject to a first priority lien.  Amounts available under the Facility are subject to a borrowing base that is determined, subject to certain limitations, based on the present value of the future receivables under certain loans and lease agreements in which the Fund has a beneficial interest.

The Facility has been extended through March 31, 2015. The interest rate on general advances under the Facility is CB&T’s prime rate. We may elect to designate up to five advances on the outstanding principal balance of the Facility to bear interest at the London Interbank Offered Rate plus 2.5% per year. In all instances, borrowings under the Facility are subject to an interest rate floor of 4.0% per year. In addition, we are obligated to pay an annualized 0.5% fee on unused commitments under the Facility. At December 31, 2013, there were no obligations outstanding under the Facility. Subsequent to December 31, 2013, we drew down $10,000,000 under the Facility.

Performance Analysis

Capital Invested as of December 31, 2013	$400,409,623
Leverage Ratio	0.76:1*
% of Receivables Collected in the Quarter Ended December 31, 2013	100%**
*    Leverage ratio is defined as total liabilities divided by total equity.
**  Collections as of June 5, 2014.

One of our objectives is to provide cash distributions to our members.  In order to assess our ability to meet this objective, unaffiliated broker dealers, third party due diligence providers and other members of the investing community have requested that we report a financial measure that can be reconciled to our financial statements and can be used to assess our ability to support cash distributions from our business operations.  We refer to this financial measure as cash available from our business operations, or CABO.  CABO is not equivalent to our net operating income or loss as determined under GAAP.  Rather, it is a measure that may be a better financial measure for an equipment fund because it measures cash generated by investments, net of management fees and expenses, during a specific period of time.  We define CABO as the net change in cash during the period plus distributions to members and investments made during such period, less the debt proceeds used to make such investments and the activity related to the Facility, as well as the net proceeds from equity raised through the sale of interests during such period, if any.

ICON Leasing Fund Twelve, LLC

We believe that CABO may be an appropriate supplemental measure of an equipment fund’s performance because it is based on a measurement of cash during a specific period that excludes cash from non-business operations, such as distributions, investments and equity raised.

Presentation of this information is intended to assist unaffiliated broker dealers, third party due diligence providers and other members of the investing community in understanding the Fund’s ability to support its distributions from its business operations. It should be noted, however, that no other equipment funds calculate CABO, and therefore comparisons with other equipment funds are not meaningful.  CABO should not be considered as an alternative to net income (loss) as an indication of our performance or as an indication of our liquidity.  CABO should be reviewed in conjunction with other measurements as an indication of our performance.

Cash Available from Business Operations, or CABO, is the cash generated by investments during a specific period of time, net of fees and expenses, excluding distributions to members, net equity raised and investments made.

Net Change in Cash per GAAP Cash Flow Statement	Business Operations Net cash flow generated by our investments, net of fees and expenses (CABO)	Non-Business Operations Net Equity Raised Cash expended to make Investments and Distributions to Members

As indicated above, the total net change in cash is the aggregate of the net cash flows from Business Operations and the net cash flows from Non-Business Operations.  By taking the total net change in cash and removing the cash activity related to Non-Business Operations (distributions, investments and equity raised), the amount remaining is the net cash available from Business Operations (net cash flows generated by investments, net of fees and expenses).

In summary, CABO is calculated as:

Net change in cash during the period per the GAAP cash flow statement
+ distributions to Members during the period
+ investments made during the period
- debt proceeds to be specifically used to make an investment
- net proceeds from the sale of Interests during the period

= CABO

ICON Leasing Fund Twelve, LLC

Performance Analysis (continued)

ICON Leasing Fund Twelve, LLC
Cash Available From Business Operations
for the Period January 1, 2013 to December 31, 2013

Cash Balance at January 1, 2013	$30,980,776
Cash Balance at December 31, 2013	$13,985,307
Net Change in Cash		$(16,995,469)
Add Back:
Distributions Paid to Members from January 1, 2013 to December 31, 2013		$26,216,094
Investments made during the period:
Investment in notes receivable	$25,703,358
Investment in joint ventures	$11,593,286
		$37,296,644
Deduct:
Net equity raised during the period		$(31,816)	(1)

Cash Available from Business Operations (CABO)		$46,549,085	(2)

(1) This amount is the net amount of (a) Sale of Limited Liability Company Interests, (b) Sales and Offering Expenses Paid, (c) Deferred Charges and (d) Repurchase of Limited Liability Company Interests, all directly from the GAAP Cash Flow statement. This amount is deducted as it is not considered a source for distributions.

(2) Cash available from business operations includes the collection of principal and interest from our investments in notes receivable and finance leases.

Transactions with Related Parties
We entered into certain agreements with our Manager and ICON Securities, LLC (“ICON Securities”), a wholly-owned subsidiary of our Manager and our dealer manager for our offering, whereby we paid certain fees and reimbursements to those parties.  Our Manager was entitled to receive an organizational and offering expense allowance of 3.5% of capital raised up to $50,000,000, 2.5% of capital raised between $50,000,001 and $100,000,000, 1.5% of capital raised between $100,000,001 and $200,000,000, 1.0% of capital raised between $200,000,001, and $250,000,000 and 0.5% of capital raised over $250,000,000.  ICON Securities was entitled to receive a 2% underwriting fee from the gross proceeds from sales of shares to additional members.

In accordance with the terms of our limited liability company agreement, we pay or paid our Manager (i) management fees ranging from 1% to 7% based on the type of transaction, and (ii) acquisition fees, through the end of the operating period, of 3% of the total purchase price (including indebtedness incurred or assumed and all fees and expenses incurred in connection therewith) of, or the value of the Capital Assets secured by or subject to, our investments. For a more detailed analysis of the fees payable to our Manager, please see the Fund’s prospectus.  In connection with the investments made for the period January 1, 2013 through December 31, 2013 we paid our Investment Manager aggregate acquisition fees in the amount of approximately $1,975,000. In connection with the investments made for the period January 1, 2014 through March 31, 2014 we paid our Investment Manager aggregate acquisition fees in the amount of approximately $1,612,000.

ICON Leasing Fund Twelve, LLC

Transactions with Related Parties (continued)

Our Manager performs certain services relating to the management of our equipment leasing and other financing activities.  Such services include, but are not limited to, the collection of lease payments from the lessees of the equipment or loan payments from borrowers, re-leasing services in connection with equipment which is off-lease, inspections of the equipment, liaising with and general supervision of lessees and borrowers to ensure that the equipment is being properly operated and maintained, monitoring performance by the lessees and borrowers of their obligations under the leases and loans, and the payment of operating expenses. Administrative expense reimbursements are costs incurred by our Manager or its affiliates that are necessary to our operations.

Our Manager also has a 1% interest in our profits, losses, cash distributions and liquidation proceeds.  We paid distributions to our Manager of $262,158, $339,749 and $339,752 for the years ended December 31, 2013, 2012 and 2011, respectively. Additionally, our Manager’s interest in our net (loss) income attributable to the Fund was $(93,774), $(280,097) and $29,538 for the years ended December 31, 2013, 2012 and 2011, respectively.

Fees and other expenses paid or accrued by us to our Manager or its affiliates were as follows:

				Years Ended December 31,
Entity	Capacity	Description		2013	2012	2011
ICON Capital, LLC	Manager	Acquisition fees	(1)	$1,975,062	$1,366,728	$2,585,188
ICON Capital, LLC	Manager	Management fees	(2)	3,247,710	4,569,168	4,812,299
ICON Capital, LLC	Manager	Administrative expense reimbursements	(2)	2,284,264	2,857,713	2,795,143
				$7,507,036	$8,793,609	$10,192,630

(1) Amount capitalized and amortized to operations.
(2) Amount charged directly to operations.

At December 31, 2013 and 2012, we had a net payable due to the Manager and its affiliates of $374,363 and $278,630, respectively, primarily related to administrative expense reimbursements.

Your participation in the Fund is greatly appreciated.

We are committed to protecting the privacy of our investors in compliance with all applicable laws. Please be advised that, unless required by a regulatory authority such as FINRA or ordered by a court of competent jurisdiction, we will not share any of your personally identifiable information with any third party.

ICON Leasing Fund Twelve, LLC
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Balance Sheets

	December 31,
	2013	2012

Assets
Current assets:
Cash and cash equivalents	$13,985,307	$30,980,776
Current portion of net investment in notes receivable	13,145,322	3,504,935
Current portion of net investment in finance leases	11,876,248	23,051,283
Other current assets	881,730	1,283,542
Total current assets	39,888,607	58,820,536
Non-current assets:
Net investment in notes receivable, less current portion	33,223,894	23,912,048
Net investment in finance leases, less current portion	90,036,227	123,879,170
Leased equipment at cost (less accumulated depreciation of
$38,848,729 and $111,464,733, respectively)	55,206,565	141,269,561
Investment in joint ventures	24,831,928	14,286,846
Other non-current assets	1,039,287	3,618,861
Total non-current assets	204,337,901	306,966,486
Total assets	$244,226,508	$365,787,022
Liabilities and Equity
Current liabilities:
Current portion of non-recourse long-term debt	$44,606,812	$62,260,590
Derivative financial instruments	809,705	3,267,800
Deferred revenue	655,206	3,771,239
Due to Manager and affiliates, net	374,363	278,630
Accrued expenses and other current liabilities	5,588,510	3,345,031
Total current liabilities	52,034,596	72,923,290
Non-current liabilities:
Non-recourse long-term debt, less current portion	10,764,171	61,081,250
Seller's credit	42,734,436	55,453,973
Total non-current liabilities	53,498,607	116,535,223
Total liabilities	105,533,203	189,458,513
Commitments and contingencies
Equity:
Members’ equity:
Additional members	128,936,157	164,205,604
Manager	(1,808,919)	(1,452,987)
Accumulated other comprehensive loss	(629,587)	(4,213,086)
Total members’ equity	126,497,651	158,539,531
Noncontrolling interests	12,195,654	17,788,978
Total equity	138,693,305	176,328,509
Total liabilities and equity	$244,226,508	$365,787,022

ICON Leasing Fund Twelve, LLC
A Delaware Limited Liability Company)
Financial Statements
Consolidated Statements of Comprehensive Loss

	Years Ended December 31,

	2013	2012	2011
Revenue and other income:
Finance income	$16,811,076	$20,244,446	$21,683,823
Rental income	32,785,533	44,294,357	54,240,376
Income (loss) from investment in joint ventures	4,061,317	1,498,912	(1,224,469)
Gain on lease termination	8,827,010	-	-
(Loss) gain on sale of assets, net	(6,695,492)	1,075,778	1,082,177
Litigation settlement	-	418,900	-
Total revenue and other income	55,789,444	67,532,393	75,781,907
Expenses:
Management fees	3,247,710	4,569,168	4,812,299
Administrative expense reimbursements	2,284,264	2,857,713	2,795,143
General and administrative	3,169,333	2,689,890	2,740,019
Interest	8,677,154	12,252,988	14,799,661
Depreciation	29,824,603	40,560,520	30,010,953
Credit loss, net	-	5,066,484	674,000
Impairment loss	14,790,755	35,295,894	23,016,556
Vessel operating expense	-	-	1,444,183
Loss on disposition of assets of foreign investment	1,447,361	-	-
Loss (gain) on derivative financial instruments	188,534	(2,780,814)	(756,451)
Total expenses	63,629,714	100,511,843	79,536,363
Net loss	(7,840,270)	(32,979,450)	(3,754,456)
Less: net income (loss) attributable to noncontrolling interests	1,537,199	(4,969,770)	(6,708,229)
Net (loss) income attributable to Fund Twelve	(9,377,469)	(28,009,680)	2,953,773

Other comprehensive income:
Change in fair value of derivative financial instruments	2,180,188	2,166,933	1,842,883
Currency translation adjustment during the period	8,003	27,883	22,669
Currency translation adjustment reclassified to net income	1,447,361	-	-
Total other comprehensive income	3,635,552	2,194,816	1,865,552
Comprehensive loss	(4,204,718)	(30,784,634)	(1,888,904)
Less: comprehensive income (loss) attributable to noncontrolling interests	1,589,252	(4,877,935)	(6,516,556)
Comprehensive (loss) income attirbutable to Fund Twelve	$(5,793,970)	$(25,906,699)	$4,627,652

Net (loss) income attributable to Fund Twelve allocable to:
Additional members	$(9,283,695)	$(27,729,583)	$2,924,235
Manager	(93,774)	(280,097)	29,538
	$(9,377,469)	$(28,009,680)	$2,953,773

Weighted average number of additional shares of
limited liability company interests outstanding	348,361	348,544	348,650

Net (loss) income attributable to Fund Twelve per weighted average
additional share of limited liability company interests outstanding	$(26.65)	$(79.56)	$8.39

ICON Leasing Fund Twelve, LLC
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Statements of Changes in Equity

	Members' Equity
	Additional
	Shares of			Accumulated
	Limited Liability			Other	Total
	Company	Additional		Comprehensive	Members'	Noncontrolling	Total
	Interests	Members	Manager	Loss	Equity	Interests	Equity
Balance, December 31, 2010	348,650	$256,441,129	$(522,927)	$(7,989,946)	$247,928,256	$62,787,341	$310,715,597
Net income (loss)	-	2,924,235	29,538	-	2,953,773	(6,708,229)	(3,754,456)
Change in fair value of derivative
financial instruments	-	-	-	1,651,210	1,651,210	191,673	1,842,883
Currency translation adjustments	-	-	-	22,669	22,669	-	22,669
Distributions	-	(33,644,883)	(339,752)	-	(33,984,635)	(12,169,963)	(46,154,598)
Deconsolidations of noncontrolling interests
in joint ventures	-	-	-	-	-	(17,068,983)	(17,068,983)
Balance, December 31, 2011	348,650	225,720,481	(833,141)	(6,316,067)	218,571,273	27,031,839	245,603,112
Net loss	-	(27,729,583)	(280,097)	-	(28,009,680)	(4,969,770)	(32,979,450)
Change in fair value of derivative
financial instruments	-	-	-	2,075,098	2,075,098	91,835	2,166,933
Currency translation adjustments	-	-	-	27,883	27,883	-	27,883
Distributions	-	(33,634,797)	(339,749)	-	(33,974,546)	(4,364,926)	(38,339,472)
Shares of limited liability company interests
repurchased	(221)	(150,497)	-	-	(150,497)	-	(150,497)
Balance, December 31, 2012	348,429	164,205,604	(1,452,987)	(4,213,086)	158,539,531	17,788,978	176,328,509
Net (loss) income	-	(9,283,695)	(93,774)	-	(9,377,469)	1,537,199	(7,840,270)
Change in fair value of derivative
financial instruments	-	-	-	2,128,135	2,128,135	52,053	2,180,188
Disposition of asset of foreign invesment	-	-	-	1,447,361	1,447,361	-	1,447,361
Currency translation adjustments	-	-	-	8,003	8,003	-	8,003
Distributions	-	(25,953,936)	(262,158)	-	(26,216,094)	(7,182,576)	(33,398,670)
Shares of limited liability company interests
repurchased	(94)	(31,816)	-	-	(31,816)	-	(31,816)
Balance, December 31, 2013	348,335	$128,936,157	$(1,808,919)	$(629,587)	$126,497,651	$12,195,654	$138,693,305

ICON Leasing Fund Twelve, LLC
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Statements of Cash Flows

	Years Ended December 31,
	2013	2012	2011
Cash flows from operating activities:
Net loss	$(7,840,270)	$(32,979,450)	$(3,754,456)
Adjustments to reconcile net income to net cash provided by operating activities:
Finance income	(11,934,182)	(13,220,549)	(15,121,915)
Rental income paid directly to lenders by lessees	(21,243,166)	(30,192,648)	(33,629,325)
(Income) loss from investment in joint ventures	(4,061,317)	(1,498,912)	1,224,469
Depreciation	29,824,603	40,560,520	30,010,953
Interest expense on non-recourse financing paid directly to lenders by lessees	1,577,271	3,168,897	4,425,125
Interest expense from amortization of debt financing costs	691,194	895,309	1,132,390
Net accretion of seller's credit and other	2,301,984	1,874,319	1,638,569
Impairment loss	14,790,755	35,295,894	23,016,556
Credit loss, net	-	5,066,484	674,000
Gain on lease termination	(8,827,010)	-	-
Loss (gain) on sale of assets, net	6,695,492	(1,075,778)	(1,082,177)
Loss (gain) on derivative financial instruments	188,534	(2,780,814)	(756,451)
Loss on dispositions of assets of foreign investment	1,447,361	-	-
Changes in operating assets and liabilities:
Collection of finance leases	27,353,307	31,057,337	36,343,605
Other assets	2,307,702	1,208,639	(1,450,443)
Accrued expenses and other current liabilities	(1,612,354)	(265,405)	659,379
Deferred revenue	(1,767,545)	(25,936)	(1,319,779)
Due to Manager and affiliates, net	95,733	169,274	(173,137)
Distributions from joint ventures	1,212,101	874,895	586,128
Net cash provided by operating activities	31,200,193	38,132,076	42,423,491
Cash flows from investing activities:
Purchase of equipment	-	-	(2,012,552)
Proceeds from sale of leased equipment	43,665,811	13,777,666	17,509,575
Investment in joint ventures	(11,593,286)	(137,500)	(18,505,743)
Distributions received from joint ventures in excess of profits	3,897,420	756,792	6,277,642
Investment in notes receivable	(25,703,358)	(25,556,362)	-
Principal received on notes receivable	6,410,962	33,854,149	9,721,990
Net cash provided by investing activities	16,677,549	22,294,745	12,990,912
Cash flows from financing activities:
Proceeds from revolving line of credit, recourse	10,500,000	1,200,000	-
Repayment of revolving line of credit, recourse	(10,500,000)	(1,200,000)	-
Proceeds from non-recourse long-term debt	7,150,000	-	10,629,119
Repayment of non-recourse long-term debt	(37,111,835)	(16,742,199)	(22,108,838)
Repayment of seller's credit	(1,481,000)	(541,000)	(541,000)
Repurchase of shares of limited liability company interests	(31,816)	(150,497)	-
Distributions to noncontrolling interests	(7,182,576)	(4,364,926)	(12,169,963)
Distributions to members	(26,216,094)	(33,974,546)	(33,984,635)
Net cash used in financing activities	(64,873,321)	(55,773,168)	(58,176,317)
Effects of exchange rates on cash and cash equivalents	110	9,688	(139,938)
Net (decrease) increase in cash and cash equivalents	(16,995,469)	4,663,341	(2,901,852)
Cash and cash equivalents, beginning of period	30,980,776	26,317,435	29,219,287
Cash and cash equivalents, end of period	$13,985,307	$30,980,776	$26,317,435

ICON Leasing Fund Twelve, LLC
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Statements of Cash Flows (continued)

Supplemental disclosure of cash flow information:
Cash paid for interest	$5,350,859	$5,553,124	$6,119,129
Supplemental disclosure of non-cash investing and financing activities:
Principal and interest on non-recourse long-term debt paid directly to lenders by lessees	$32,258,668	$32,619,459	$33,629,325
Exchange of equity interests in three consolidated joint ventures for the proportionate share of
certain notes receivable	$-	$-	$17,068,983
Reclassification of net assets from leased equipment at cost to net investment in
finance lease	$9,376,510	$-	$9,815,569
Terminiation fee paid directly to lended by lessee to settle debt obligation	$2,800,000	$-	$-
Proceeds from the sale of equipment paid directly to lender in settlement of
non-recourse debt	$4,481,600	$-	$1,767,409
Settlement of seller's credit from sale of equipment	$10,204,522	$-	$-

ICON Leasing Fund Twelve, LLC

Forward Looking Statements

Certain statements within this document may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”).  These statements are being made pursuant to the PSLRA, with the intention of obtaining the benefits of the “safe harbor” provisions of the PSLRA, and, other than as required by law, we assume no obligation to update or supplement such statements.  Forward-looking statements are those that do not relate solely to historical fact.  They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events.  You can identify these statements by the use of words such as “may,” “will,” “could,” “anticipate,” “believe,” “estimate,” “expect,” “continue,” “further,” “plan,” “seek,” “intend,” “predict” or “project” and variations of these words or comparable words or phrases of similar meaning.  These forward-looking statements reflect our current beliefs and expectations with respect to future events and are based on assumptions and are subject to risks and uncertainties and other factors outside our control that may cause actual results to differ materially from those projected.  We undertake no obligation to update publicly or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional Information

“Total Proceeds Received,” as referenced in the sections entitled Dispositions During the Quarter and Dispositions Following the Quarter, does not include proceeds received to satisfy indebtedness incurred in connection with the investment, if any, or the payment of any fees or expenses with respect to such investment.

“Anticipated Future Proceeds” as referenced in the section entitled Portfolio Overview, represents the aggregate future proceeds including, but not limited to, anticipated residual proceeds, that we expect to receive in connection with the investment, less amounts used to satisfy indebtedness incurred in connection with such investment, if any. Such amount (i) does not include any fees or expenses that we may incur in connection with the investment; and (ii) assumes full compliance with the existing terms of the transaction by the relevant borrower or lessee.

A detailed financial report on SEC Form 10-Q or 10-K (whichever is applicable) is available to you.  It is typically filed either 45 or 90 days after the end of a quarter or year, respectively.  Usually this means a filing will occur on or around March 31, May 15, August 14, and November 14 of each year.  It contains financial statements and detailed sources and uses of cash plus explanatory notes.  You are always entitled to these reports.  Please access them by:

•	Visiting www.iconinvestments.com, or
•	Visiting www.sec.gov, or
•	Writing us at: Angie Seenauth c/o ICON Investments, 3 Park Avenue, 36th Floor, New York, NY 10016

We do not distribute these reports to you directly in order to keep our expenses down as the cost of mailing this report to all investors is significant.  Nevertheless, the reports are immediately available upon your request.